Nationwide Variable Insurance Trust
NVIT Investor Destinations Managed Growth Fund

Supplement dated June 11, 2014
to the Summary Prospectus dated April 30, 2014

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 11, 2014, the Board approved the termination of BlackRock Investment Management, LLC as the subadviser to the NVIT Investor Destinations Managed Growth Fund (the “Fund”).  Further, the Board approved the appointment of Nationwide Asset Management, LLC (“NWAM”), an affiliate of Nationwide Fund Advisors (the “Adviser”), as a new subadviser to the Fund.

The Board approved the termination of BlackRock and the appointment of NWAM as a subadviser to the Fund subject to shareholder approval of the subadvisory agreement between the Trust, the Adviser, and NWAM, on behalf of the Fund (the “Subadvisory Agreement”).  If the shareholders of the Fund approve the Subadvisory Agreement at the special meeting of the shareholders scheduled for September 3, 2014, the termination of BlackRock and the appointment of NWAM as subadviser to the Fund is anticipated to be implemented on or around September 17, 2014.

In the near future, shareholders of the Fund will receive a proxy statement that contains more information about the Subadvisory Agreement and NWAM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE